Segment Reporting	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Segment Reporting
14. Segment Reporting
The Company operates in a single reportable segment. The accounting policies of the segment are the same as those described in the summary of significant accounting policies (Note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets.
The Company’s chief operating decision maker (“CODM”) is its chief executive officer, who reviews financial information presented on a consolidated basis. The CODM uses net loss to assess financial performance of the Company and allocate resources, in addition to operating forecasts and clinical results.
The Company’s single segment revenue, significant segment expenses, other segment items and net loss are each presented separately on the Company’s consolidated statements of operations.